Exhibit 10.12

[Free Translation from Hebrew]

State of Israel

Ministry of Trade and Industry

Industrial Research and Development Administration

Office of Chief Scientist

Jerusalem, __________

Letter of Approval Number: 46792

(Fiscal regulation: 38020205)

Group: 13

Application: 1000364572

Supplier no.: 40487277

To

Rimonim Consortium

1 Ben Gurion Road

Bnei Brak 51201

Letter of Approval - Generic Technological Research & Development (Magnet)

1.	We hereby inform you that the research committee has discussed your request to approve a program for developing generic technology, submitted by you on 11/06/2011, and has resolved in its meeting on 02/23/2012 to approve the program as an approved program.

a.	The consortium: Rimonim Consortium

Subject: framework creation for the development of advanced, essential and generic technologies.

b.	The consortium members: see Appendix - Consortium Members
c.	Program Subject: Rimonim Consortium – Industry – Year B
d.	Performer of the approved program: Rimonim Consortium Registration no.: 580533214
e.	The approved expenses for the performance of the approved plan shall be in an amount of up to: NIS 13,532,751

In words: Thirteen Million, five Hundred and thirty Two Thousand, and Seven Hundred and Fifty One NIS.

f.	The rate of grant approved is 66% out of the approved expense, which equals: NIS 8,931,616 (the “Grant”).

2.	The approval is conditioned upon fulfillment of the regulations, rules and procedures of the Industrial Research and Development Administration for the Generic Technological Research & Development (Magnet) Program and subject to the following terms:

a.	The approved program will be performed as detailed in your request within a period of 12 months – commencing 01/01/2012 and until 12/31/2012(hereinafter: the “Performance Period”).

b.	Additional terms:

see Appendix - Additional Terms

Attached:

1.	Budget breakdown appended to the letter of approval.
2.	Chief Executive Officer Rules no. 4.2 and Declaration (Appendix A)
3.	Reporting Rules and Regulations.

[Free Translation from Hebrew]

State of Israel

Ministry of Trade and Industry

Industrial Research and Development Administration

Office of Chief Scientist

Jerusalem, __________

Letter of Approval Number: 46792

(Fiscal regulation: 38020205)

Group: 13

Application: 1000364572

Supplier no.: 40487277

Appendix to Letter of Approval

Appendix - Consortium Members

Bio-Lab Laboratories Ltd.

Q.B.I Enterprises Ltd.

Harlan Biotech Israel Ltd.

Professional Manager to Consortium

Rosseta Genomics Ltd.

PolyPid Ltd.

Appendix – Additional Terms

None

d. See Appendix regarding intellectual property

Sincerely,

/s/ Avi Hasson	/s/ Limor Tal
Avi Hasson The Chief Scientist	Amos Shakedi Office Controller

4. Letter of approval intellectual property appendix (pursuant to section d2)

[Free Translation from Hebrew]

State of Israel

Ministry of Trade and Industry

Industrial Research and Development Administration

Office of Chief Scientist

Jerusalem, __________

Letter of Approval Number: 46792

(Fiscal regulation: 38020205)

Group: 13

Application: 1000364572

Supplier no.: 40487277

To:

Rimonim Consortium

1 Ben Gurion Road

Bnei Brak 51201

Appendix to Letter of Approval

Compliance with Intellectual Property Laws

We have acknowledged your undertaking from 01.01.12 to comply with intellectual property laws as shall be practiced in Israel from time to time, that if you are convicted for violation of the intellectual property laws of Israel, by a final and un-appealable judgment in an Israeli court, we shall be entitled to terminate any benefit granted to you by the Industrial Research and Development Administration, including grant, loan, tax benefit or any other financial advantage, or any part of such benefit, and demand their return including interest and linkage differentials according to the law.

Sincerely,

/s/ Avi Hasson	/s/ Limor Tal
Avi Hasson The Chief Scientist	Amos Shakedi Office Controller

[Summary Translation from Hebrew]

This page forms an integral part of the letter of approval

Details of the budget for research and development in the matter of: Rimonim Consortium – Industry – Year B

Performance period commencing 01/01/2012 until 12/31/2012

Budget page version 1.1

Request date

Date of latest update 01/12/2012

File number:	46792
Preparation Date:	01/12/12
Company	PolyPid
Company Number	7262
Consortium	Maagad Rimonim

A. Human Resources
Total Human Resources	540,000

B. Materials and consumable tools
Total Materials	260,800

C. Subcontractors
Total Subcontractors	40,000

D. Approved Equipment
Total	52,429

Total in NIS 893,228

Notes:

A. The person performing the research shall be entitled to payments only with respect to expenses made and registered in a special account (including registration of work hours of the researchers working in this research), and in accordance with the budget instructions of the Office of the Chief Scientist at the Ministry of Trade and Employment.

B. This budget page is in effect only after signing the letter of approval.

Signature:

/s/ David Lavie	/s/ Amir Weisberg	01/17/12
Office	Company	Date

[Summary Translation from Hebrew]

This page forms an integral part of the letter of approval

Details of the budget for research and development in the matter of: Rimonim Consortium – Industry – Year B

Performance period commencing 01/01/2012 until 12/31/2012

Budget page version 2.1

Request date

Date of latest update 08/06/2012

File number:	46792
Preparation Date:	08/06/12
Company	PolyPid
Company Number	7262
Consortium	Maagad Rimonim

A. Human Resources
Total Human Resources	432,000

B. Materials and consumable tools
Total Materials	323,200

C. Subcontractors
Total Subcontractors	40,000

D. Approved Equipment
Total	52,429

Total in NIS 847,628

Notes:

A. The person performing the research shall be entitled to payments only with respect to expenses made and registered in a special account (including registration of work hours of the researchers working in this research), and in accordance with the budget instructions of the Office of the Chief Scientist at the Ministry of Trade and Employment.

B. This budget page is in effect only after signing the letter of approval.

Signature:

/s/ David Lavie	/s/ Amir Weisberg	08/07/2012
Office	Company	Date